Evergreen Emerging Growth Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Emerging Growth Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

J. Gary Craven, CFA
Small/Mid Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935

	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

6-month return with sales charge	1.58%	2.39%	4.91%	N/A

6-month return w/o sales charge	7.72%	7.39%	7.02%	7.92%

Average annual return*

1 year with sales charge	-26.38%	-26.46%	-23.94%	N/A

1 year w/o sales charge	-21.90%	-22.59%	-22.39%	-21.77%

5 year	-7.00%	-6.74%	-6.76%	-5.69%

10 year	4.10%	4.35%	4.24%	4.86%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Growth Fund Class A shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).
The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 7.72% for the six-month period ended March 31, 2003. During the same period, the Russell 2000 Growth Index returned 9.14%, while the median return among funds in the Lipper Mid-Cap Growth Funds Classification was 2.69%. This performance put the fund in the top 11% of funds in the Lipper classification. Lipper is an independent monitor of mutual fund performance. Fund returns are before the deduction of any applicable sales charges.

What was the investing environment during the six months?

The U.S. stock market has been very choppy over the last six months and we actually experienced several different investing environments within that period. The markets have been buffeted by threats of terrorism, the war in Iraq, a sluggish U.S. economy and valuation concerns. Each of these factors had a noticeable impact on stock prices, causing several sharp rallies and declines over the six months. In fact, there were six periods where the market moved 15% or more.

What factors contributed to the fund's performance?

We have found that the high level of volatility in the market has worked to the advantage of investors with a long-term focus. We were able to achieve positive performance in the fund by concentrating on companies with viable long-term growth prospects that periodically became available at attractive prices. Many of the companies in our portfolio that performed well during the period did so as a result of internal successes, i.e., companies were able to fix problems that had plagued them earlier. Paying attention to overvaluation and undervaluation provided the bulk of returns. Innovation or new trends were scarce during the period, and the strongest performance came from the Healthcare and Information Technology sectors, as well as the Oil Services area of the Energy sector.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total Net Assets	$491,268,695

Number of Holdings	70

Beta	1.35

R-squared	0.68

P/E Ratio	19.4x

What types of investments performed well during the period?

The top-performing company in the portfolio over the last six months was Amdocs Ltd., up 107%. This software firm designs, develops, markets, supports, operates and provides outsourcing of information system solutions to communications companies. The stock had earlier been knocked down to very low levels despite excellent long-term growth prospects. Another strong performer was Nextel Communications. This wireless

PORTFOLIO MANAGER INTERVIEW continued

telecommunications carrier had been saddled with large debt problems, but was able to grow sufficiently to overcome those problems and the stock rebounded accordingly, rising 77% during the period.

We also saw good performance from several niche retailers that are not dependent on the general economy, but rather target specific types of customers. Chico's FAS sells exclusively designed, private-label women's casual clothing and related accessories in retail stores throughout the United States. Hot Topic Inc., is a mall-based specialty retailer of music-licensed and music-influenced apparel, accessories and gift items for young men and women principally between the ages of 12 and 22. Ross Stores Inc., operates a national chain of off-price, retail apparel and home accessories stores offering a wide assortment of quality in-season, name-brand apparel, accessories and footwear for the entire family. All three retailers were examples of successful stock picking in the Consumer Discretionary sector. We also saw substantial appreciation in the Energy sector with XTO Energy, an oil and gas exploration company, and in the Materials sector with Anglo American Plc., a gold mining company.

TOP 5 SECTORS

(as a percentage of 3/31/2003 net assets)

Consumer Discretionary	28.3%

Information Technology	22.9%

Health Care	18.7%

Industrials	8.6%

Energy	6.7%

What types of investments detracted from the fund's performance?

We took positions in several companies that had experienced substantial declines, believing that they were poised for a turnaround. Continued volatility in the markets, however, caused some further declines. Concord EFS Inc., a financial transaction services provider, saw its stock price fall significantly this year amid concerns about its ability to renew bank contracts in its core ATM business. THQ Inc., develops, publishes and distributes interactive entertainment software for the leading hardware platforms in the home video game market. The company had disappointing sales during the period. Often in emerging growth stocks, earnings disappointments will cause declines in stock prices -- sometimes temporarily and sometimes with good reason. We had several companies that fell in this category of disappointing earnings, including Darden Restaurants, Laboratory Corporation, Advanced Auto Parts and Roper Industries. Concord and Advanced Auto Parts have subsequently rebounded, but the other positions were sold.

TOP 10 HOLDINGS

(as a percentage of 3/31/2003 net assets)

XTO Energy, Inc.	3.3%

QLogic Corp.	3.2%

AdvancePCS	2.9%

Coach, Inc.	2.7%

Amdocs, Ltd.	2.4%

Career Education Corp.	2.4%

Hot Topic, Inc.	2.3%

Citrix Systems, Inc.	2.3%

Scotts Co.	2.3%

Performance Food Group Co.	2.2%

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook for the next six months?

For the first quarter of 2003, the growth style of investing steadily outperformed value and, we believe, that the catalysts are in place for a growth resurgence. Potential stimulants for the economy include, low interest rates with the possibility of another reduction later in the year, the likelihood of a tax cut, and a successful resolution to the war in Iraq resulting in lower energy prices. In this type of an environment, growth stocks should do well. The consumer has really been the strong point in the economy for several years now, although there were signs of faltering, as the geopolitical concerns remained high. With the resolution of those tensions, consumers should be steadier. Businesses have run inventories down to very low levels for the past couple of years, so there is pent-up demand building in many areas. All these things point to a positive environment. Valuations, while not at extreme bargain levels, are reasonable and we find many individual stocks are very attractively priced. We believe that for investors with a three to five-year time horizon, this is an attractive time to invest in emerging growth stocks.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS A
Net asset value, beginning of period	$2.98	$3.48	$10.57	$6.47	$5.72	$7.75
Income from investment operations
Net investment loss	-0.01	-0.03	-0.02	-0.04	-0.04	-0.04
Net realized and unrealized gains or losses on securities	0.24	-0.47	-3.73	4.14	1.97	-1.99
Total from investment operations	0.23	-0.50	-3.75	4.10	1.93	-2.03
Distributions to shareholders from
Net realized gains	0	0	-3.34	0	-1.18	0
Net asset value, end of period	$3.21	$2.98	$3.48	$10.57	$6.47	$5.72
Total return[3]	7.72%	-14.37%	-46.35%	63.37%	39.74%	-26.19%
Ratios and supplemental data
Net assets, end of period (millions)	$465	$460	$574	$1,110	$712	$589
Ratios to average net assets
Expenses[4]	1.21%[5]	1.18%	1.05%	1.01%	1.17%	1.15%[5]
Net investment loss	-0.79%[5]	-0.67%	-0.41%	-0.46%	-0.63%	-0.50%[5]
Portfolio turnover rate	137%	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to September 30, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$2.84	$3.35	$10.35	$6.39	$5.69	$9.44
Income from investment operations
Net investment loss	-0.02	-0.05	-0.06	-0.11	-0.07	-0.07
Net realized and unrealized gains or losses on securities	0.23	-0.46	-3.60	4.07	1.95	-2.90
Total from investment operations	0.21	-0.51	-3.66	3.96	1.88	-2.97
Distributions to shareholders from
Net realized gains	0	0	-3.34	0	-1.18	-0.78
Net asset value, end of period	$3.05	$2.84	$3.35	$10.35	$6.39	$5.69
Total return[2]	7.39%	-15.22%	-46.54%	61.97%	38.95%	-33.91%
Ratios and supplemental data
Net assets, end of period (millions)	$21	$21	$35	$81	$107	$200
Ratios to average net assets
Expenses[3]	1.96%[4]	1.92%	1.80%	1.77%	1.93%	1.36%
Net investment loss	-1.54%[4]	-1.43%	-1.17%	-1.23%	-1.35%	-0.89%
Portfolio turnover rate	137%	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS C
Net asset value, beginning of period	$2.85	$3.35	$10.36	$6.39	$5.70	$7.73
Income from investment operations
Net investment loss	-0.02	-0.05	-0.06	-0.12	-0.07	-0.10
Net realized and unrealized gains or losses on securities	0.22	-0.45	-3.61	4.09	1.94	-1.93
Total from investment operations	0.20	-0.50	-3.67	3.97	1.87	-2.03
Distributions to shareholders from
Net realized gains	0	0	-3.34	0	-1.18	0
Net asset value, end of period	$3.05	$2.85	$3.35	$10.36	$6.39	$5.70
Total return[3]	7.02%	-14.93%	-46.60%	62.13%	38.65%	-26.26%
Ratios and supplemental data
Net assets, end of period (millions)	$3	$4	$4	$9	$2	$4
Ratios to average net assets
Expenses[4]	1.96%[5]	1.92%	1.80%	1.76%	1.93%	1.90%[5]
Net investment loss	-1.55%[5]	-1.43%	-1.18%	-1.20%	-1.36%	-1.32%[5]
Portfolio turnover rate	137%	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 26, 1998 (commencement of class operations), to September 30, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS I3
Net asset value, beginning of period	$3.03	$3.54	$10.64	$6.51	$5.74	$7.73
Income from investment operations
Net investment loss	-0.01	-0.02	-0.01	-0.02	-0.03	-0.02
Net realized and unrealized gains or losses on securities	0.25	-0.49	-3.75	4.15	1.98	-1.97
Total from investment operations	0.24	-0.51	-3.76	4.13	1.95	-1.99
Distributions to shareholders from
Net realized gains	0	0	-3.34	0	-1.18	0
Net asset value, end of period	$3.27	$3.03	$3.54	$10.64	$6.51	$5.74
Total return	7.92%	-14.41%	-46.06%	63.44%	40.01%	-25.74%
Ratios and supplemental data
Net assets, end of period (millions)	$2	$2	$2	$5	$2	$1
Ratios to average net assets
Expenses[4]	0.97%[5]	0.93%	0.80%	0.77%	0.92%	0.91%[5]
Net investment loss	-0.53%[5]	-0.43%	-0.18%	-0.21%	-0.42%	-0.33%[5]
Portfolio turnover rate	137%	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 26, 1998 (commencement of class operations), to September 30, 1998.

3.  Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 98.9%
CONSUMER DISCRETIONARY 28.3%
Auto Components 1.2%
Advance Auto Parts, Inc. *(p)	128,700	$ 5,952,375
Hotels, Restaurants & Leisure 3.4%
Harrah's Entertainment, Inc. *	152,700	5,451,390
Panera Bread Co., Class A *(p)	187,200	5,707,728
Shuffle Master, Inc. *(p)	283,000	5,702,733
16,861,851
Household Durables 2.7%
Harman International Industries, Inc.	128,700	7,537,959
Lennar Corp. (p)	103,400	5,537,070
13,075,029
Leisure Equipment & Products 1.8%
Action Performance Companies, Inc. (p)	331,800	7,017,570
International Game Technology, Inc. *	25,400	2,080,260
9,097,830
Media 4.5%
Cablevision Systems Corp., Class A *(p)	442,400	8,401,176
Hispanic Broadcasting Corp. *	420,600	8,689,596
TMP Worldwide, Inc. *(p)	488,700	5,243,751
22,334,523
Specialty Retail 10.3%
Abercrombie & Fitch Co., Class A *	206,200	6,192,186
Chico's FAS, Inc. *(p)	484,100	9,682,000
Hot Topic, Inc. *(p)	490,248	11,427,681
Pacific Sunwear of California, Inc. *(p)	367,250	7,473,538
Rent-A-Center, Inc. *	116,600	6,379,186
Sonic Corp. *(p)	367,500	9,356,550
50,511,141
Textiles & Apparel 4.4%
Coach, Inc. *	346,800	13,292,844
Columbia Sportswear Co. *(p)	152,000	5,649,840
Reebok International, Ltd. *	75,200	2,470,320
21,413,004
CONSUMER STAPLES 3.1%
Food & Drug Retailing 2.3%
Performance Food Group Co. *(p)	359,400	11,019,204
Food Products 0.8%
McCormick & Co., Inc.	171,100	4,130,354
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY 6.7%
Energy Equipment & Services 1.8%
Nabors Industries, Ltd. *	98,300	$ 3,919,221
Weatherford International, Ltd. *	131,300	4,959,201
8,878,422
Oil & Gas 4.9%
Chesapeake Energy Corp. (p)	1,029,600	8,092,656
XTO Energy, Inc.	844,533	16,046,133
24,138,789
FINANCIALS 4.8%
Banks 1.0%
Mercantile Bankshares Corp.	69,400	2,355,436
North Fork Bancorp, Inc.	83,020	2,444,939
4,800,375
Insurance 2.6%
Brown & Brown, Inc. (p)	279,300	8,744,883
Endurance Specialty Holdings, Ltd.	155,600	3,763,964
12,508,847
Real Estate 1.2%
ProLogis Trust REIT	239,000	6,051,480
HEALTH CARE 18.7%
Biotechnology 4.7%
Charles River Laboratories International, Inc. *(p)	145,100	3,702,952
Gilead Sciences, Inc. *	74,000	3,107,260
Invitrogen Corp. *(p)	189,100	5,792,133
MedImmune, Inc. *	169,400	5,561,402
Trimeris, Inc. *	117,700	4,846,886
23,010,633
Health Care Equipment & Supplies 2.9%
Cyberonics, Inc. *(p)	208,300	4,455,537
Fisher Scientific International, Inc. (p)	350,300	9,794,388
14,249,925
Health Care Providers & Services 6.4%
AdvancePCS *	498,400	14,124,656
Renal Care Group, Inc. *	190,300	5,933,554
Tenet Healthcare Corp. *	215,600	3,600,520
Wellpoint Health Networks, Inc., Class A *	105,600	8,104,800
31,763,530
Pharmaceuticals 4.7%
Biovail Corp. *(p)	161,700	6,446,979
InterMune, Inc. *(p)	323,400	6,936,930
Medicis Pharmaceutical Corp., Class A *(p)	174,300	9,689,337
23,073,246
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 8.6%
Air Freight & Couriers 0.8%
Expeditors International of Washington, Inc.	101,200	$ 3,638,140
Commercial Services & Supplies 6.1%
Arbitron, Inc. *	243,900	7,731,630
Career Education Corp. *	236,500	11,569,580
Concord EFS, Inc. *	1,110,200	10,435,880
29,737,090
Machinery 0.6%
Paccar, Inc.	62,000	3,116,740
Road & Rail 1.1%
Heartland Express, Inc. *(p)	290,400	5,569,872
INFORMATION TECHNOLOGY 22.9%
Communications Equipment 3.6%
Garmin, Ltd. (p)	210,600	7,539,480
UTStarcom, Inc. *(p)	507,500	10,144,925
17,684,405
Computers & Peripherals 3.2%
QLogic Corp. *(p)	422,600	15,695,364
Electronic Equipment & Instruments 3.5%
Solectron Corp. *	2,352,200	7,103,644
Symbol Technologies, Inc.	1,177,300	10,136,553
17,240,197
IT Consulting & Services 2.4%
Amdocs, Ltd. *	874,700	11,616,016
Semiconductor Equipment & Products 3.7%
Atmel Corp. *	2,314,000	3,702,400
Integrated Circuit System, Inc. *(p)	152,400	3,307,080
Novellus Systems, Inc. *	88,100	2,402,487
Xilinx, Inc. *	385,700	9,029,236
18,441,203
Software 6.5%
Citrix Systems, Inc. *	864,800	11,380,768
Cognizant Technology Solutions Corp., Class A *(p)	87,600	5,899,860
Macromedia, Inc. *	486,600	5,873,262
Peoplesoft, Inc. *	318,000	4,865,400
Siebel Systems, Inc. *	476,300	3,815,163
31,834,453
MATERIALS 5.0%
Chemicals 2.2%
Scotts Co., Class A *	213,700	11,069,660
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 1.8%
AngloGold, Ltd., ADR (p)	287,200	$ 8,667,696
Paper & Forest Products 1.0%
Boise Cascade Corp.	222,600	4,863,810
TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunications Services 0.8%
Nextel Communications, Inc., Class A *	305,100	4,085,288
Total Common Stocks		486,130,492
SHORT-TERM INVESTMENTS 28.5%
MUTUAL FUND SHARES 28.5%
Evergreen Institutional Money Market Fund (o)	10,733,819	10,733,819
Navigator Prime Portfolio (pp)	129,059,419	129,059,419
139,793,238
Total Investments (cost $576,764,713) 127.4%		625,923,730
Other Assets and Liabilities (27.4%)		(134,655,035)
Net Assets 100.0%		$ 491,268,695

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
ADR	American Depositiory Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 576,764,713
Net unrealized gains on securities	49,159,017

Market value of securities	625,923,730
Receivable for securities sold	3,252,011
Receivable for Fund shares sold	1,214,316
Receivable for securities lending income	6,804
Dividends receivable	85,417
Prepaid expenses and other assets	96,864

Total assets	630,579,142

Liabilities
Payable for securities purchased	6,892,436
Payable for Fund shares redeemed	3,262,963
Payable for securities on loan	129,059,419
Advisory fee payable	6,978
Distribution Plan expenses payable	4,552
Due to other related parties	1,368
Accrued expenses and other liabilities	82,731

Total liabilities	139,310,447

Net assets	$ 491,268,695

Net assets represented by
Paid-in capital	$ 814,292,468
Undistributed net investment loss	(2,142,194)
Accumulated net realized losses on securities	(370,040,596)
Net unrealized gains on securities	49,159,017

Total net assets	$ 491,268,695

Net assets consists of
Class A	$ 464,907,433
Class B	20,542,732
Class C	3,336,932
Class I	2,481,598

Total net assets	$ 491,268,695

Shares outstanding
Class A	144,963,050
Class B	6,744,126
Class C	1,095,386
Class I	759,467

Net asset value per share
Class A	$ 3.21
Class A -- Offering price (based on sales charge of 5.75%)	$ 3.41
Class B	$ 3.05
Class C	$ 3.05
Class C -- Offering price (based on sales charge of 1.00%)	$ 3.08
Class I	$ 3.27

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,266)	$ 967,105
Securities lending income	95,980

Total investment income	1,063,085

Expenses
Advisory fee	1,283,379
Distribution Plan expenses
Class A	602,547
Class B	106,831
Class C	18,752
Administrative services fee	253,052
Transfer agent fee	723,418
Trustees' fees and expenses	3,543
Printing and postage expenses	48,710
Custodian fee	60,473
Registration and filing fees	20,875
Professional fees	9,149
Other	25,644

Total expenses	3,156,373
Less: Expense reductions	(1,257)

Net expenses	3,155,116

Net investment loss	(2,092,031)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(9,356,387)
Net change in unrealized gains or losses on securities	47,215,738

Net realized and unrealized gains or losses on securities	37,859,351

Net increase in net assets resulting from operations	$ 35,767,320

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment loss		$ (2,092,031)		$ (4,487,396)
Net realized losses on securities		(9,356,387)		(86,835,711)
Net change in unrealized gains or losses on securities		47,215,738		21,357,619

Net increase (decrease) in net assets resulting from operations		35,767,320		(69,965,488)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	21,528,500	68,619,017	30,375,212	105,234,643
Class B	452,820	1,363,257	2,036,941	7,477,498
Class C	5,015,004	14,897,935	19,533,707	71,148,702
Class I	2,655,982	8,825,650	1,697,809	6,733,826

		93,705,859		190,594,669

Automatic conversion of Class B shares to Class A shares
Class A	100,972	325,452	2,874,136	12,094,962
Class B	(106,247)	(325,452)	(3,002,072)	(12,094,962)

		0		0

Payment for shares redeemed
Class A	(30,779,451)	(97,912,590)	(43,974,953)	(164,191,411)
Class B	(908,186)	(2,727,263)	(2,333,741)	(8,404,251)
Class C	(5,156,900)	(15,388,502)	(19,559,586)	(71,434,425)
Class I	(2,420,465)	(7,935,969)	(1,694,544)	(6,517,347)

		(123,964,324)		(250,547,434)

Net decrease in net assets resulting from capital share transactions		(30,258,465)		(59,952,765)

Total increase (decrease) in net assets		5,508,855		(129,918,253)
Net assets
Beginning of period		485,759,840		615,678,093

End of period		$ 491,268,695		$ 485,759,840

Undistributed net investment loss		$ (2,142,194)		$ (50,163)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Emerging Growth Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.61% and declining to 0.26% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.29% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $903,004 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $681,871,651 and $700,214,692, respectively, for the six months ended March 31, 2003:

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $123,445,089 and $129,059,419, respectively.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $576,764,713. The gross unrealized appreciation and depreciation on securities based on tax cost was $62,159,583 and $13,000,566, respectively, with a net unrealized appreciation of $49,159,017.

As of September 30, 2002, the Fund had $264,423,109 in capital loss carryovers for federal income tax purposes with $34,606,000 expiring in 2009, and $229,817,109 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend to, other participating funds. During the six months March 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,257, which represents 0.00% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566377   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034